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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 25, 2002

COMMISSION FILE NUMBER 0-26941

                              ENTREPORT CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                                               65-0703923
--------------------------------                             -------------------
  (STATE OR OTHER JURISDICTION                                  (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

            5937 DARWIN COURT, SUITE 109, CARLSBAD, CALIFORNIA 92008
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  760-688-1144
                           --------------------------
                           (ISSUER'S TELEPHONE NUMBER)


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   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)


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Item 5. Other Events:

On November 25, 2002, the Company received a notice from Multi-Fineline Electronix, Inc. ("MFlex") that it was terminating the previously executed Agreement and Plan of Merger dated August 28, 2002 between the Company and MFlex, pursuant to Subsection 10.1c of the Agreement, among other subsections, which included, but were not limited to, Subsections 8.8a and 8.8d thereof.


                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    EntrePort Corporation
                                                         (Registrant)

Dated: December 5, 2002                             By: /s/ William A. Shue
                                                        ------------------------
                                                        William A. Shue,
                                                        Chief Executive Officer


Dated: December 5, 2002                             By: /s/ David D'Arcangelo
                                                        ------------------------
                                                        David D'Arcangelo
                                                        Chairman